FundX Tactical Upgrader Fund– TACTX

Supplement dated April 23, 2019 to
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated January 30, 2019

Upcoming Reorganization of the Fund

The Board of Trustees of FundX Investment Trust (the “Trust”) has approved an Agreement and Plan of Reorganization whereby the FundX Tactical Upgrader Fund (the “Acquired Fund”), a series of the Trust, will reorganize and merge into the FundX Conservative Upgrader Fund (the “Acquiring Fund”), also a series of the Trust (the “Reorganization”). The Reorganization will be structured as a tax-free reorganization for federal tax purposes.

FundX Investment Group, LLC (“FundX” or the “Advisor”) is the investment adviser to both the Acquired Fund and the Acquiring Fund. The Acquired Fund commenced operations in February 29, 2008 and the Acquiring Fund commenced operations on July 1, 2002. The Acquired Fund and Acquiring Fund have similar, although not identical, investment strategies. The Advisor has decided that it wants to reduce its exposure to derivatives, which have been the primary tool utilized by the Acquired Fund to hedge its exposure to stock market risk. In doing so, the Advisor has eliminated the primary characteristic that distinguishes the Acquired Fund from the Acquiring Fund. The Advisor believes that having two very similar Funds within the FundX line-up could lead to investor confusion. A more streamlined suite of investment options should result in an improved investor experience. The Board of Trustees of the Trust (the “Board”) believes it is in the best interest of shareholders to merge the operations of the Acquired Fund into the Acquiring Fund.

FundX believes that combining the Acquired Fund and the Acquiring Fund will benefit shareholders of the Acquired Fund who wish to maintain investments in a similar strategy.

The Acquired Fund and the Acquiring Fund have similar investment objectives and investment risks. After the Reorganization, the operating expense ratio of the Acquiring Fund is expected to be similar to that of the Acquired Fund, not counting acquired fund fees and expenses. The Acquiring Fund has invested in different underlying funds than the Acquired Fund and currently incurs higher underlying fund fees and expenses. FundX is expected to continue to serve as the investment adviser to the Acquiring Fund following the

Reorganization. Similarly, the Board and all other service providers to the Acquiring Fund are expected to remain in place immediately following the Reorganization.

Effective April 23, 2019, the Acquired Fund will no longer accept purchases of new shares. However, FundX will continue to actively invest the Acquired Fund’s assets in accordance with its investment objective and policies. Shareholders of the Acquired Fund may redeem their investments as described in the Acquired Fund’s Prospectus.

In the next few weeks, shareholders of record of the Acquired Fund will receive an Information Statement/Prospectus with respect to the proposed Reorganization. A more complete description of the Reorganization, including the differences in investment strategies and fees and expenses, as well as information regarding the factors the Board of Trustees considered in approving the Reorganization, will be provided in the Information Statement/Prospectus. No shareholder approval or action on your part is necessary to effect the Reorganization.

Please update your records accordingly.

Please retain this Supplement with the Prospectus, Summary Prospectus and SAI.